OCTOBER 5, 2021
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD EQUITY INCOME FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2021
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2021, AS SUPPLEMENTED JULY 22, 2021
This Supplement contains new and additional information regarding The Hartford Equity Income Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
(1) W. Michael Reckmeyer, III, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager to The Hartford Equity Income Fund (the “Fund”). Accordingly, effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Equity Income Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Reckmeyer’s name in the portfolio manager table:
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W. Michael Reckmeyer, III, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer’s portfolio management responsibilities will transition to Matthew Hand, CFA in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Equity Income Fund” in the above referenced Statutory Prospectus, the following information is added for W. Michael Reckmeyer, III, CFA:
Effective June 30, 2022, Mr. Reckmeyer will no longer serve as a portfolio manager to the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7587
October 2021